SECOND AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made and entered into to as of the 17 day of October, 1996, by and between ROCLAB PARTNERS-I, an Illinois limited partnership ("Seller"), LINCOLN PROPERTY COMPANY SOUTHWEST, INC., a Texas corporation ("Purchaser"), and PIEDMONT TITLE INSURANCE AGENCY, INC. ("Escrow Agent").

                                  WITNESSETH

     A. Seller and Purchaser aare parties to that certain Agreement of Sale entered into as of September 9, 1996 (the "Original Purchase Agreement"), as amended by that certain First Amendment to Agreement of Sale and Escrow Agreement dated as of October 2, 1996 (the "First Amendment"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the Property (as defined in the Original Agreement). The Original Purchase Agreement and the First Amendment are herein referred to as the "Purchase Agreement."

     B. Pursuant to the Purchase Agreement, Seller, Purchaser and Escrow Agent entered into that certain Escrow Agreement dated September 9, 1996 (the "Escrow Agreement");

     C. Seller and Purchaser now desire to amend the Purchase Agreement and the Escrow Agreement pursuant to the terms and conditions set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent hereby agree as follows:

     1. The recital paragraphs set forth above are herein incorporated by reference as if fully set forth herein. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     2. Paragraph 3.7 of the Original Purchase Agreement is hereby amended by deleting the fourth grammatical sentence thereof and substituting the following therefor:

If Seller elects or is deemed to have elected not to remove or cure any Inspection Document Objections, Purchaser shall have until 5:00 p.m. Chicago time on October 23, 1996 to elect in writing to either (a) waive its prior disapproval of such Inspections Document objections and proceed to consummate this transaction, in which event any such Inspection Document Objections not removed or cured shall be deemed acceptable to Purchaser, or (b) receive a return of the Earnest Money Deposit, following which this Agreement shall terminate and none of the parties hereto shall have any further duties, obligations or liabilities to each other hereunder.

     3. The references to "October 18, 1996" in Sections 2 and 3 of the Escrow Agreement are hereby deleted and the phrase "October 23, 1996" is hereby substituted in their place.
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     6.  Except as amended herein, the terms and conditions of the Purchase
Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety. In the event of any inconsistency between the terms and conditions of the Purchase Agreement and the Escrow Agreement and the terms and conditions of this Amendment, the terms and conditions of this Agreement shall govern and control.

     8. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date first above written.

                    PURCHASER:

                    LINCOLN PROPERTY COMPANY SOUTHWEST, INC., a Texas corporation

                    By:   /s/
                         -----------------------------------
                              Vice President

                    SELLER:

                    ROCLAB PARTNERS-I,
                    an Illinois limited partnership

                    By: Balcor Partners-XII, an Illinois general partnership, its general partner

                         By: RGF-Balcor Associates-II, an Illinois limited partnership, a general partner

                              By: The Balcor Company, a Delaware corporation, its general partner

                                   By:   /s/ Daniel L. Charleston
                                        -----------------------------------
                                   Name:     Daniel L. Charleston
                                        -----------------------------------
                                   Its:      Authorized Agent
                                        -----------------------------------

                    ESCROW AGENT:

                    PIEDMONT TITLE INSURANCE AGENCY, INC.



                    By:
                         --------------------------------------
                    Its:      Authorized Agent
                         --------------------------------------
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